UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2008

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue
New York, NY 10154
(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 22, 2008, Bristol-Myers Squibb Company (the “Company”) issued a press release announcing its intention to commence a tender offer for all the outstanding shares of ImClone Systems Incorporated (“ImClone”) and to launch a consent solicitation seeking to remove each member of the Board of Directors of ImClone and replace them with five nominees proposed by the Company.  This was communicated to the Board of Directors of ImClone in a letter dated September 22, 2008.  The press release, including the full text of the letter delivered to the Board of Directors of ImClone, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibits No.	Description

99.1.	Press release dated September 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2008	BRISTOL-MYERS SQUIBB COMPANY

	By:	/s/ Sandra Leung
Name: Sandra Leung
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibits No.	Description

99.1.	Press release dated September 22, 2008